Exhibit 10.1

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7

SECOND AMENDMENT TO THE

JOINT DISPATCH

AGREEMENT

Between

UNION ELECTRIC COMPANY,

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

AND

AMEREN ENERGY GENERATING COMPANY

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 1

SECOND AMENDMENT TO THE

JOINT DISPATCH

AGREEMENT

Between

UNION ELECTRIC COMPANY,

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

AND

AMEREN ENERGY GENERATING COMPANY

THIS AGREEMENT is made and entered into this 9th day of January, 2006 by and between UNION ELECTRIC COMPANY ("UE") a Missouri corporation, CENTRAL ILLINOIS PUBLIC SERVICE COMPANY ("CIPS") an Illinois corporation, and AMEREN ENERGY GENERATING COMPANY (“GENCO”), an Illinois corporation, referred to collectively as "Parties" and singularly as "Party," all of whose common stock is wholly owned by Ameren Corporation, hereinafter called "Parent", a Missouri corporation.

WITNESSETH:

WHEREAS, UE and CIPS previously entered into a Joint Dispatch Agreement, dated December 18, 1995; and
WHEREAS, as of December 18, 1995, UE and CIPS were the owners and operators of electric generation, transmission and distribution facilities and were engaged in the business of generating, transmitting, distributing and selling electric energy to the general public, electric utilities, municipalities and cooperatives; and

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 2

WHEREAS, to maximize efficiency, UE and CIPS operate as an integrated control area, and economically commit and dispatch the combined Generating Resources, and economically utilize power and energy available to the Combined System to transact with other utilities and wholesale entities in order to operate the Combined System in a reliable, efficient, and economic manner; and
WHEREAS, CIPS has transferred all of its generating assets to Genco, and amended the Joint Dispatch Agreement as of May 1, 2000 to reflect this change; and
WHEREAS, UE, CIPS, and Genco now desire to amend the Joint Dispatch Agreement a second time in order to change the allocation of the profits from Off-System Sales, as described in Service Schedule B, from one based on Net Output as previously defined to one based on Net Output, as that term is re-defined herein.
NOW, THEREFORE, in consideration of the covenants and premises herein set forth, the Parties mutually agree as follows:

ARTICLE I

DEFINITIONS

For the purpose of this agreement, and the Appendices and Service Schedules which are a part hereof, the following definitions shall apply:
1.01 After-the-Fact Resource Allocation shall mean a methodology used to assign the Combined System's Generating Resources and Off-System Power Purchases to each Party's Load Requirements and to the Combined System's Off-System Sales. After-the-Fact Resource Allocation shall be run for each calendar day after the calendar day has transpired.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 3

1.02 Agent shall mean the entity designated to perform certain administrative and coordination functions for the Parties.

1.03 Agreement shall mean this Joint Dispatch Agreement together with all Appendices and Service Schedules applying thereto and any amendments made hereafter.

1.04 Combined System shall mean the combined Generating Resources and transmission facilities of the Parties.

1.05 Control Area shall mean the electric system of UE and CIPS as bounded by interconnection (tie line) metering and telemetry, such that the Generating Resources are controlled directly to maintain the interchange schedule with other control areas and to contribute to frequency regulation of the interconnected system.
1.06 Electric Utility shall mean any entity engaged in the purchase and wholesale sale of electric energy.
1.07 Generating Resources shall mean all power generating facilities owned by a Party available to meet the capacity and energy needs of the Parties. A list of the generating facilities and the owning Party for each facility is included in Appendix 1.
1.08  Generating Parties shall mean those Parties owning Generating Resources.
1.09 Generating Unit shall mean an electric generator, together with all auxiliary and appurtenant devices and equipment designed to be operated as a unit for the production of electric power and energy.
1.10 Incremental Cost shall mean any costs incurred by a Generating Party solely by reason of its generation of an incremental amount of energy, which may include but shall not be

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 4

limited to, costs of fuel, labor, operation, maintenance, start-up, fuel handling, taxes, regulatory commission charges, transmission losses and emissions allowances.
1.11 Load Requirements shall mean the demand and energy which each Generating Party is obligated to serve pursuant to service territory commitments and requirements agreements.
1.12 Net Output shall mean each Generating Party's monthly total of the energy delivered to the transmission system.
1.13 Off-System Purchases shall mean purchases from a third party of energy and/or associated capacity to reduce costs and/or to provide reliability for the system or as required by law.
1.14 Off-System Sales shall mean all sales of power and/or energy to third parties other than Load Requirements.
1.15 Off-System Sales Margin shall mean the difference between the energy revenue collected from Off-System Sales and the energy cost of providing such sales, as assigned by the After-the Fact Resource Allocation.
1.16 Operating Committee shall mean the organization created under this Agreement to administer its provisions and to undertake the responsibilities set forth in Article VII hereunder.
1.17 Service Schedules shall mean the service schedules attached hereto and those which later may be agreed to by the Parties and accepted for filing by the Federal Energy Regulatory Commission ("FERC").
1.18 Surplus Reserve Ratio shall mean the ratio calculated at the beginning of each month of each Generating Party's surplus reserve to the sum of both Generating Parties' surplus

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 5

reserve. Surplus reserve shall be calculated for each Generating Party in megawatts by computing the sum of the Generating Party's rated capabilities of its Generating Resources, plus the Generating Party's own non-firm capacity purchases, less its own non-firm capacity sales, less megawatts not available due to scheduled maintenance and long-term forced outages, less 1.15 times the sum of its projected peak demand component of the Load Requirements for the month, plus its firm capacity sales, less its firm capacity purchases.
1.19 System Dispatch shall mean the centralized, economic commitment and dispatch of the Combined System's Generating Resources and Off-System Purchases.
1.20 System Energy Transfer shall mean the transfer of electric energy from one Party's Generating Resources to the other Generating Party to serve the other Generating Party's Load Requirements.
ARTICLE II
TERM OF AGREEMENT
2.01 This Agreement shall take effect upon approval by the FERC, and shall continue in full force and effect until terminated by one or more of the Parties, such Party(ies) having given at least one year's written notice.
2.02  This Agreement will be reviewed periodically by the Operating Committee to determine whether revisions are necessary or appropriate.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 6

ARTICLE III

PURPOSE
The purpose of this Agreement is to provide the contractual basis for coordinated operation of the Combined System to achieve economies consistent with the provision of reliable electric service and an equitable sharing of the benefits and costs of such coordinated operation among the Parties.
ARTICLE IV
AGENT
4.01 Responsibility of the Agent
    As soon as practicable after this Agreement becomes effective, the Parties shall designate an Agent for the purpose of:
a) coordinating the System Dispatch;
b) maintaining the reliability of the Combined System through monitoring and security assessments;
c) arranging and scheduling Off-System Purchases;
d) coordinating the provision of transmission service;
e) the development of certain bills and billing related information;
f) operation and maintenance of a central control center to achieve these purposes; and
g) other such activities and duties as may be necessary or as assigned by the Operating Committee.
4.02 Expenses

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 7

All expenses incurred by the Agent in the performance of its responsibilities shall be settled in accordance with the arrangements made by the Parties for compensation for services provided between or on behalf of the Parties.
ARTICLE V
COORDINATED OPERATION
5.01 Operation of the Combined System
The Agent shall administer the System Dispatch of the Combined System in order to economically meet the Generating Parties' combined Load Requirements and Off-System Sales obligations, through the economic commitment and dispatch of the Combined System's Generating Resources and Off-System Purchases, consistent with reliable operation of the interconnected system as defined in Article XI and the Generating Parties’ supply obligations. The Agent shall engage in arranging and scheduling economical Off-System Purchases, as a single Control Area, utilizing the available transmission resources of the Combined System.
5.02 Communications and Other Facilities
The Parties shall provide communications, metering and other facilities necessary for the metering and control of the Generating Resources and interconnected transmission facilities. Each Party shall be responsible for any expenses it incurs for the installation, operation and maintenance of facilities at its own Generating Units and interconnected transmission facilities. Any expenses incurred due to facilities required at or for the central control center to operate the Combined System shall be settled in accordance with the arrangements made by the Parties for compensation for services provided between and on behalf of the Parties.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 8

ARTICLE VI
ASSIGNMENT OF COSTS AND BENEFITS
OF COORDINATED OPERATIONS
6.01 Fixed Costs of Existing Generating Resources
For all purposes relevant to this Agreement, each Generating Party will retain all costs not collected pursuant to Section 6.07 of its existing Generating Resources that are listed in Appendix 1 attached hereto. Generating unit retirements or permanent derates will be assigned to the Generating Party owning the Generating Unit.
6.02 Environmental Costs of Existing Generating Resources
The cost of environmental compliance (e.g., compliance with the Clean Air Act Amendments of 1990) associated with the existing Generating Resources will be borne by the Generating Party that owns the unit. The Generating Parties will maintain and account for each unit's emissions allowance allocation.
6.03 Demand Charges From Existing Off-System Purchases
Demand Charges from existing Off-System Purchases agreed to as of the effective date of this Amended Agreement, shall remain the responsibility of the Generating Party contracting for the purchase.
6.04 Demand Charges From New Off-System Purchases
Demand Charges Associated With New Off-System Purchases made to enable the Agent to reliably and economically meet the Generating Parties' combined Load Requirements shall be assigned to the Generating Parties based on the ratio of the demand component (the one

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 9

hour integrated peak demand) of the Load Requirements of the Generating Parties for the appropriate time period.
Demand charges associated with new Off-System Purchases made to enable the Agent to make new Off-System Sales or to supply existing Off-System Sales shall be deducted from the demand charge revenue collected from the Off-System Sales. The net amount shall be allocated to the Parties pursuant to Sections 6.05 and 6.06.
This section applies only to demand charges associated with new Off-System Purchases made for System Dispatch and not to purchases made by a Party for purposes of maintaining adequate planning reserve margin, which responsibility shall remain with each Party.
6.05 Demand Charges From Existing Off-System Sales
Demand charge revenues collected for existing Off-System Sales, as agreed to as of the effective date of this Agreement, shall remain with the Party contracting for the sale.
6.06	Demand Charges From New Off-System Sales
Demand charge revenues collected for new Off-System Sales shall be reduced by any demand charges from Off-System Purchases, if any, dedicated to supply the sale, pursuant to Section 6.04. On a monthly basis, the net amount of revenue shall be allocated to the Generating Parties based on the projected monthly Surplus Reserve Ratio.
6.07 Assignment of Energy and Costs From System Dispatch
The Agent shall use After-the-Fact Resource Allocation to assign the energy resources used by the Parties in coordinated operation to each Generating Party and the Off-System Sales. The After-the-Fact Resource Allocation shall be applied consistent with the following principles:

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 10

a) Energy from the lowest Incremental Cost generation from each Generating Party's own Generating Resources shall first be assigned to its own Load Requirements.
b) Energy available from Off-System Purchases made by one of the Generating Parties, including existing Off-System Purchases, shall be assigned to the Generating Party who contracted for the purchase, when it is economical. Any energy from Off-System Purchases made by one of the Generating Parties, which the After-the-Fact Resource Allocation does not assign economically to any Generating Party, shall be assigned to the Generating Party who contracted for the purchase. The cost of energy assigned shall be the actual cost of the energy component of the Off-System Purchase.
c) Energy from Generating Resources which are not economical to be operated per System Dispatch but are utilized due to operating constraints shall be allocated to the Generating Party owning the generating unit(s), unless the other Generating Party's Load Requirements or operating conditions are clearly identified as the reason for the generation, in which case the energy is assigned to the other Generating Party as a System Energy Transfer.
d) Energy from other Off-System Purchases will be assigned to the Generating Parties based on the economics of the purchase. Where a new Off-System Purchase would be economic for both Generating Parties' Load Requirements over the appropriate time period, or is not assigned economically to any Generating Party, the energy from the Off-System Purchase shall be shared between the Generating Parties based on the ratio of the Load Requirements of the Generating Parties. The cost of the

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 11

energy assigned to each Generating Party shall be the actual cost of the energy component of the Off-System Purchase.
e) Energy from one Party's Generating Resources utilized by the other Generating Party to serve that Party's Load Requirements shall be called System Energy Transfer. Where After-the-Fact Resource Allocation identifies a System Energy Transfer as the source to supply one Generating Party's Load Requirements, the determination of cost for the System Energy Transfer and reimbursement shall be made pursuant to Service Schedule A, System Energy Transfer.
f) Energy from Off-System Purchases may be assigned by the After-the-Fact Resource Allocation or designated by the Agent to be used to supply Off-System Sales. The actual cost of the Off-System Purchase shall be deducted from the energy revenue collected from the Off-System Sale. The net amount shall be included in the calculation of the Off-System Sales Margin.
g) Energy from the Generating Parties' Generating Resources which is not assigned to any Party's Load Requirements shall be assigned to Off-System Sales according to established priorities. The cost of the energy assigned to Off-System Sales shall be the Incremental Cost of the Generating Resources used to supply the sale. This cost shall be deducted from the energy revenue collected from the Off-System Sale. The net amount shall be included in the calculation of Off-System Sales Margin.
6.08 Distribution of the Off-System Sales Margin
The Off-System Sales Margin shall be distributed to the Parties pursuant to Service Schedule B, Distribution of Off-System Sales Margin.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 12

ARTICLE VII
ASSIGNMENT OF TRANSMISSION SERVICE REVENUES
7.01 Revenue From Existing Firm Transmission Service Agreements
Revenue from existing firm transmission service agreements, agreed to as of the effective date of this Agreement, shall remain with the Party contracting for the service. Should an entity receiving service under an existing firm transmission service agreement subsequently take service under the Combined System's Network or Point-to-Point Transmission Service Tariffs, the revenue collected from that service shall be shared between the Parties pursuant to Section 7.03.
7.02 Revenue From Existing Non-Firm Transmission Service Agreements
Revenue from existing non-firm transmission service agreements, agreed to as of the effective date of this Agreement, shall be shared between the Parties pursuant to Section 7.03.
7.03	Revenue From the Combined System's Network and Point-to-Point Transmission Service Tariffs
Revenue from the Combined System's Network and Point-to-Point Transmission Service Tariff ("Tariff"), imputed transmission revenues from Third Party Sales (as that term is defined in the Tariff) by Ameren and any other applicable transmission service revenues shall first be assigned to the Parties to reimburse each Party for the cost of any direct assignment facilities or distribution facilities included in the transmission service revenues. The transmission service revenues shall then be used to reimburse either or both of the Parties for any incremental expenses incurred to provide the transmission

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 13

service, which may include, but shall not be limited to, costs of facility additions, modifications or improvements, uneconomic dispatch costs, losses, and system study costs. The revenue remaining shall be assigned to the Parties in proportion to each Party's Transmission Plant investment relative to the total Transmission Plant investment included in the rate calculation in the Tariffs.
ARTICLE VIII
COMPOSITION AND DUTIES OF THE OPERATING COMMITTEE
8.01 Operating Committee
An Operating Committee shall be the administrative organization of this Agreement and shall consist of six persons, with two members designated by each Party.
8.02 Officers of the Operating Committee
The Operating Committee shall have the following officers with duties as designated:
a) Chairman - The Chairman shall issue calls for and shall preside at meetings of the Operating Committee. The Chairman shall have responsibility for the general coordination of the Operating Committee functions among the members.
b) Vice Chairman - The Vice Chairman shall perform the duties of the Chairman in the Chairman's absence or incapacity.
The Chairman and Vice Chairman shall be appointed from the members of the Operating Committee. The initial Chairman shall be from UE and the initial Vice Chairman from Genco, with these Parties alternating those positions thereafter. A new Chairman and

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 14

 Vice-Chairman shall be designated by the Parties at the first meeting held in each odd-numbered calendar year and shall take office immediately upon being appointed.
8.03 Meeting Dates
The Operating Committee shall hold meetings at such times as is appropriate and at any time upon the request of a member of the Operating Committee, but at least once per calendar year. Minutes of each Operating Committee meeting shall be prepared and maintained.
8.04 Decisions
All decisions of the Operating Committee shall be by a majority vote of the members present or voting by proxy at the meeting at which the vote is taken.
8.05 Duties
The Operating Committee shall have the following duties, unless such duties are otherwise assigned by a vote of the Operating Committee to the Agent, in which case the Agent shall perform such duties:
a) Be responsible for the day-to-day administration of this Agreement and the development of any amendments thereto.
b) Review and recommend additional duties and responsibilities for the Agent and review and recommend changes to the procedures for System Dispatch and interchange coordination.
c) Monitor the adequacy of reserves for the Parties and the Combined System.
d) Provide coordination of maintenance schedules for major Generating Resources.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 15

e) Provide coordination for other matters not specifically provided herein which the Parties agree are necessary to operate the Combined System economically.
8.06 Expenses of Committee
Each Party shall pay the expenses of its representatives on the Operating Committee.
ARTICLE IX
BILLING PROCEDURES
9.01 Records
The Agent shall maintain such records as may be necessary to determine the assignment of costs and benefits of coordinated operations pursuant to Article VI of this Agreement. Such records shall be made available to the Parties upon request.
9.02 Monthly Statements
As promptly as practicable after the end of each calendar month, the Agent shall prepare a statement setting forth the monthly summary of the costs and revenues allocated or assigned to the Parties in sufficient detail as may be needed for settlements under the provisions of this Agreement.
In months where more than one Party has made System Energy Transfers, only the net cost of the System Energy Transfers need be reflected in the statement.
9.03 Billings and Payments
The Agent shall handle all billing between the Parties and other entities engaging in Off-System Purchases with the Parties. In addition to any demand charges or other charges

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 16

due to one of the Parties from another Party pursuant to agreements other than this Joint Dispatch Agreement, the Agent shall also net bill the Parties, by debiting the Parties as appropriate, and pursuant to Article VI, for:
a) Demand and energy charges for Off-System Purchases, and
b) the cost of System Energy Transfers where the Party was the recipient;
and crediting the Parties, as appropriate, and pursuant to Article VI and VII, for:
a) the cost of System Energy Transfers where the Party was the supplier, and
b) Transmission service revenues;
and shall determine the billing and payment under the System Support Agreement.
All bills will be based on net amounts owed. Payment shall be by making remittance of the amount billed or by making appropriate accounting entries on the books of the Parties.
9.04 Taxes
Should any federal, state, or local tax, in addition to such taxes as may now exist, be levied upon the electric power, energy, or service to be provided in connection with this Agreement, or upon the provider of service as measured by the power, energy, or service, or the revenue therefrom, such additional tax shall be included in the net billing as described in Section 9.03.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 17

ARTICLE X
FORCE MAJEURE
In case a Party should be delayed in or prevented from performing or carrying out any of the agreements, covenants, or obligations made by or imposed upon the Parties by this Agreement, either in whole or in part, by reason of or through strike, work stoppage of labor, failure of contractors or suppliers of materials (including fuel), failure of equipment, environmental restrictions, riot, fire, flood, ice, invasion, civil war, commotion, insurrection, military or usurped power, order of any Court granted in any bona fide adverse legal proceedings or action, or of any civil or military authority either de facto or de jure, explosion, Act of God or the public enemies, or any cause reasonably beyond its control and not attributable to its neglect; then, and in such case or cases, such Party shall not be liable to the other Party for or on account of any loss, damage, injury, or expense resulting from or arising out of such delay or prevention; provided, however, that the Party suffering such delay or prevention shall use due diligence to attempt to remove the cause or causes thereof; and provided, further, that no Party shall be required by the foregoing provisions to add to, modify, or upgrade any facilities, or to settle a strike or labor dispute except when, according to its own best judgment, such action seems advisable.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 18

ARTICLE XI
INDUSTRY STANDARDS
The Parties agree to conform to all applicable NERC and regional reliability council principles, guides, criteria, and standards and industry standard practices and conventions of reliable system operations.
ARTICLE XII
GENERAL
12.01 No Third Party Beneficiaries
This Agreement is not intended to and shall not create rights of any character whatsoever in favor of any person, corporation, association, entity or power supplier, other than the Parties, and the obligations herein assumed by the Parties are solely for the use and benefit of said Parties. Nothing herein contained shall be construed as permitting or vesting, or attempting to permit or vest, in any person, corporation, association, entity or power supplier, other than the Parties, any rights hereunder or in any of the electric facilities owned by said Parties or the use thereof except as may otherwise be specified herein.
12.02 Waivers
Any waiver at any time by a Party of its right with respect to a default under this Agreement, or with respect to any other matter arising in connection with this Agreement, shall not be deemed a waiver with respect to any subsequent default or matter. Any delay, short of the statutory period of limitation, in asserting or enforcing any right under this Agreement, shall not be deemed a waiver of such right.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 19

12.03 Successors and Assigns
This Agreement shall inure to the benefit of and be binding upon the Parties only, and their respective successors and assigns, and shall not be assignable by any Party without the written consent of the other Parties except to a successor in the operation of its properties by reason of a merger, consolidation, sale or foreclosure where substantially all such properties are acquired by or merged with such a successor.
12.04 Liability and Indemnification
Subject to any applicable state or federal law which may specifically restrict limitations on liability, each Party shall release, indemnify, and hold harmless the other Parties, their directors, officers, and employees from and against any and all liability for loss, damage, or expense alleged to arise from, or incidental to injury to persons and/or damage to property in connection with its facilities or the production or transmission of electric energy by or through such facilities, or related to performance or nonperformance of this Agreement, including any negligence arising hereunder. In no event shall either Party be liable to the other Parties for any indirect, special, incidental, or consequential damages with respect to any claim arising out of this Agreement.
12.05 Governing Law
The validity, interpretation and performance of this Agreement and each of its provisions shall be governed by the applicable laws of the State of Missouri.
12.06 Section Headings
The descriptive headings of the Articles and sections of this Agreement are used for convenience only, and shall not modify or restrict any of the terms and provisions thereof.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 20

12.07 Notice
Any notice or demand for performance required or permitted under any of the provisions of this Agreement shall be deemed to have been given on the date such notice, in writing, is deposited in the U.S. mail, postage prepaid, certified or registered mail, addressed to:

UNION ELECTRIC COMPANY
Vice President
P.0. Box 149, MC 1400
St. Louis, Missouri 63166

And to:

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
Vice President
607 East Adams Street
Springfield, Illinois 62739

And to:
AMEREN ENERGY GENERATING COMPANY
President
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103

as the case may be; or in such other form or to such other address as either Party shall stipulate.

ARTICLE XIII

REGULATORY APPROVAL

13.01 Regulatory Authorization
This Agreement shall be subject to the approval of the regulatory agencies having jurisdiction. In the event that this Agreement is not accepted in its entirety by all such agencies, any Party may terminate this Agreement immediately.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 21

13.02 Changes
It is contemplated by the Parties that it may be appropriate from time to time to change, amend, modify or supplement this Agreement or the Schedules which are attached to this Agreement to reflect changes in operating practices or costs of operations or for other reasons. This Agreement may be changed, amended, modified or supplemented by an instrument in writing executed by the Parties.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and attested by their duly authorized officers on the day and year first above written.

UNION ELECTRIC COMPANY

By:	/s/ R. Alan Kelley
Senior Vice President

ATTEST:

/s/ Ronald K. Evans
Assistant Secretary

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

By:	/s/ David A. Whiteley
Senior Vice President

ATTEST:

/s/ Ronald S. Gieseke
Assistant Secretary

AMEREN ENERGY GENERATING COMPANY

By:	/s/ Robert L. Powers
Vice President

ATTEST:
/s/ G. L. Waters
Assistant Secretary

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 22

SERVICE SCHEDULE A
SYSTEM ENERGY TRANSFER
Al -- Duration This Service Schedule A shall become effective and binding when the Joint Dispatch Agreement becomes effective, and shall continue in full force and effect throughout the duration of such Agreement. This Service Schedule A is a part of the Agreement and, as such, the use of terms in this Service Schedule A that are defined in the Agreement shall have the same respective meanings as set forth in the Agreement.
A2 -- Applicability In accordance with the terms of Articles V and VI of the Agreement, the Combined System's Generating Resources shall be centrally dispatched on an economic dispatch basis which may result in the transfer of electric energy from one Party's Generating Resources to another Party to serve such other Party's Load Requirements, herein called "System Energy Transfers."
A3 -- Compensation Charges for System Energy Transfer shall be the Incremental Cost of the Generating Resources supplying the energy.

UNION ELECTRIC COMPANY

By:	/s/ R. Alan Kelley
Senior Vice President

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

By:	/s/ David A. Whiteley
Senior Vice President

AMEREN ENERGY GENERATING COMPANY

By:	/s/ Robert L. Powers
Vice President

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 23

SERVICE SCHEDULE B

DISTRIBUTION OF OFF-SYSTEM SALES MARGIN

Under Joint Dispatch Agreement

Between Union Electric Company,

Central Illinois Public Service Company

and

Ameren Energy Generating Company

B1 -- Duration This service Schedule B shall become effective and binding when the Joint Dispatch Agreement becomes effective, and shall continue in full force and effect, throughout the duration of such Agreement. This Service Schedule B is a part of the Agreement and, as such, the use of terms in this Service Schedule B that are defined in the Agreement shall have the same respective meanings as set forth in the Agreement.

B2 -- Applicability In accordance with the terms of Articles V and VI of the Agreement, the Combined System shall be centrally dispatched on an economic dispatch basis and shall engage in economical Off-System Purchases and Off-System Sales as a single Control Area. The difference between the energy revenue collected from Off-System Sales and the costs of providing such sales, herein called Off-System Sales Margin, is to be distributed between the Generating Parties. This Service Schedule defines the formula for distribution.

B3 -- Distribution Formula The monthly distribution ratio for each Party for the Off-System Sales Margin shall be the Generating Party’s Net Output divided by the sum of the Parties' Net

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 24

Output. The amount of Off-System Sales Margin distributed to each Generating Party shall be the Generating Party’s monthly distribution ratio times the Off-System Sale Margin.

UNION ELECTRIC COMPANY

By:	/s/ R. Alan Kelley
Senior Vice President

AMEREN ENERGY GENERATING COMPANY

By:	/s/ Robert L. Powers
Vice President

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 25

SERVICE SCHEDULE C
RECOVERY OF INCREMENTAL COSTS RELATING TO
EMISSIONS ALLOWANCES
Under Joint Dispatch Agreement
between Union Electric Company, Ameren Energy Generating Company
and Central Illinois Public Service Company
C1 - Duration. This Service Schedule C shall become effective and binding when the Joint Dispatch Agreement becomes effective, and shall continue in full force and effect throughout the duration of such Agreement. This Service Schedule C is a part of the Agreement and, as such, the use of terms in this Service Schedule C that are defined in the Agreement shall have the same respective meanings as set forth in the Agreement.
C2 - Applicability. In accordance with the terms of Articles V and VI of the Agreement, the Combined System shall be centrally dispatched on an economic dispatch basis and shall engage in economical Off-System Purchases as a single Control Area. The cost of the energy from the Parties' Generating Resources to supply System Energy Transfer is the Incremental Cost of the energy which may include emissions allowance cost. This Service Schedule C defines the methodology for determining the emissions allowance cost.
C3 -- Emissions Allowance Recovery Mechanism. The emissions allowance cost used in the computation of Incremental Cost shall be the replacement cost of emissions allowances. The emissions allowance replacement cost will be the "Monthly Price Index" published by Cantor Fitzgerald Environmental Brokerage Service by the twenty-fifth day of the month prior to the month the transaction occurs. The Parties will use the Cantor Fitzgerald index unless one or both

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 26

of the Parties is involved in the actual purchase or sale of allowances wherein it may choose at its option to use the price of its own transactions, such transactions to have a minimum allowance quantity of 1,000 allowances. Although the Parties have designated Cantor Fitzgerald as the index to be used in establishing emissions allowance cost, the Parties will continue to evaluate other market indicators. The Parties may in the future designate another index to serve as the incremental price indicator.

The allowance replacement cost, in $/SO2 ton, will be used to calculate a Generating Unit's incremental SO2 cost as described below. The incremental SO2 cost of operating an affected unit will be calculated using three components -- the allowance replacement cost, the unit's incremental heat rate and the SO2 rate of the fuel used at the unit.
AC x HR x SR
EC = _____________
2 x 106

Where: EC = Total Incremental SO2 Cost ($/Mwh)

AC = Allowance Replacement Cost ($/SO2 Ton)

HR = Incremental Heat Rate (Btu/Kwh)

SR = SO2 Rate for Fuel (Lbs of SO2/MMbtu)

The incremental emissions cost (EC) will be used to dispatch generating units, make Off-System Purchase decisions, and price System Energy Transfers, pursuant to this Agreement. The

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 27

Generating Unit used to compute the emissions allowance amount will be the same unit that is used to calculate the Incremental Cost.

Either Party will have the option to pay the allowance replacement cost or provide equivalent emissions allowances. Cash payment will be due in accordance with the terms and conditions of this Agreement. If a Party elects to provide emissions allowances, the equivalent emissions allowances will be calculated as follows:

TEC
Allowances Due = _______

AC

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006

Ameren Operating Companies
First Revised Rate Schedule FERC No. 7
Original Sheet No. 28

APPENDIX 1

GENERATING RESOURCES

Union Electric Company

Labadie Plant - Franklin County, Mo.

Meramec Plant - St. Louis County, Mo.

Rush Island Plant - Jefferson County, Mo.

Sioux Plant - St. Charles County, Mo.

Venice Plant - Illinois

Keokuk Plant - Iowa

Osage Plant - Lakeside, Mo.

Taum Sauk Plant - Reynolds County, Mo.

Callaway Nuclear Plant - Callaway County, Mo.

Various Combustion Turbine Units - Missouri

Ameren Energy Generating Company

Newton Plant - Jasper County, Il.

Coffeen Plant - Montgomery County, Il.

Meredosia Plant - Morgan County, Il.

Hutsonville Plant - Crawford County, Il.

Grand Tower Plant - Jackson County, Il.

Combustion Turbine Units - specific list to be developed.

Issued by:   R. Alan Kelley, Senior Vice President
                     Union Electric Co. d/b/a AmerenUE
Issued on:   January 9, 2006
Effective:  January 10, 2006